Exhibit 10.1

AMENDMENT TO SPAC HOLDERS SUPPORT AGREEMENT

This Amendment to SPAC Holders Support Agreement (this “Amendment”), dated as of August 31, 2026 (the “Amendment Date”), amends that certain SPAC Holders Support Agreement, dated as of October 13, 2025 (the “Agreement”), by and among Inflection Point Fund I, LP, a Delaware limited partnership (“IPF”), Maywood Sponsor, LLC, a Delaware limited liability company (“Maywood Sponsor”) (Maywood Sponsor and IPF, each a “Sponsor” and, collectively, the “Sponsors”), Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“Cohen”), Seaport Global Securities LLC (“Seaport”, and together with Cohen, the “Representatives”), Inflection Point Acquisition Corp. V (formerly known as Maywood Acquisition Corp.), a Cayman Islands exempted company (“SPAC”), GOWELL Technology Limited, a Cayman Islands exempted company (the “Company”), and GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”). The Sponsors, the Representatives, SPAC, the Company, and PubCo are each referred to herein as a “Party” and collectively as the “Parties”. All capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

WHEREAS, pursuant to Section 3.6 of the Agreement, the Parties may amend the Agreement by executing an amendment in writing; and

WHEREAS, the Parties desire to amend the Agreement as provided below.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Amendment to the Agreement. Section 1.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Closing Date Deliverables. On the Closing Date, each SPAC Holder shall deliver to the Company a duly executed copy of the New Registration Rights Agreement substantially in the form attached as Exhibit H to the Business Combination Agreement.”

2. Full Force and Effect. Except as expressly amended hereby, the Agreement remains unchanged and in full force and effect, and this Amendment shall be governed by the terms of the Agreement, as amended by this Amendment. From and after the date of this Amendment, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind of nature (other than in this Amendment or as otherwise expressly provided) will be deemed to mean the Agreement, as amended by this Amendment, whether or not this Amendment is expressly referenced.

3. Provisions Incorporated by Reference. The provisions of Article III of the Agreement are incorporated herein by reference and shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

SPAC HOLDERS:

INFLECTION POINT FUND I LP

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Chief Investment Officer

MAYWOOD SPONSOR, LLC

By:	/s/ Zikang Wu
Name:	Zikang Wu
Title:	Authorized Person

COHEN & COMPANY CAPITAL MARKETS A DIVISION OF COHEN & COMPANY SECURITIES, LLC

By:	/s/ Jerry Serowik
Name:	Jerry Serowik
Title:	Senior Managing Director

SEAPORT GLOBAL SECURITIES LLC

By:	/s/ Jack Mascone
Name:	Jack Mascone
Title:	Head of Capital Markets

SPAC:

INFLECTION POINT ACQUISITION CORP. V

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Chairman and Chief Executive Officer

PUBCO:

GOWELL ENERGY TECHNOLOGY

By:	/s/ Yap Yong Sheng
Name:	Yap Yong Sheng
Title:	Director

COMPANY:

GOWELL TECHNOLOGY LIMITED

By:	/s/ Wenhua Liu
Name:	Wenhua Liu
Title:	Director